REPORT OF
INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

To the Board of
Trustees of
Northern Lights
Fund Trust II
and the
Shareholders of
Dynamic U.S.
Opportunity Fund
and Dynamic
International
Opportunity Fund


In planning and
performing our
audits of the
financial statements
of Dynamic U.S.
Opportunity Fund
(formerly Innealta
Capital Sector
Rotation Fund) and
Dynamic
International
Opportunity Fund
(formerly Innealta
Capital Country
Rotation Fund), each
a series of shares of
beneficial interest in
Northern Lights
Fund Trust II (the
"Funds"), as of
November 30, 2017,
and for the year
then ended, in
accordance with the
standards of the
Public Company
Accounting
Oversight Board
(United States)
("PCAOB"), we
considered the
Funds' internal
control over
financial reporting,
including controls
over safeguarding
securities, as a basis
for designing our
auditing procedures
for the purpose of
expressing our
opinion on the
financial statements
and to comply with
the requirements of
Form N-SAR, but not
for the purpose of
expressing an
opinion on the
effectiveness of the
Funds' internal
control over
financial reporting.
Accordingly, we
express no such
opinion.

The management of
the Funds is
responsible for
establishing and
maintaining
effective internal
control over
financial reporting.
In fulfilling this
responsibility,
estimates and
judgments by
management are
required to assess
the expected
benefits and related
costs of controls.  A
company's internal
control over
financial reporting is
a process designed
to provide
reasonable
assurance regarding
the reliability of
financial reporting
and the preparation
of financial
statements for
external purposes in
accordance with
accounting
principles generally
accepted in the
United States of
America ("GAAP").
A company's
internal control over
financial reporting
includes those
policies and
procedures that (1)
pertain to the
maintenance of
records that, in
reasonable detail,
accurately and fairly
reflect the
transactions and
dispositions of the
assets of the
company; (2)
provide reasonable
assurance that
transactions are
recorded as
necessary to permit
preparation of the
financial statements
in accordance with
GAAP, and that
receipts and
expenditures of the
company are being
made only in
accordance with
authorizations of
management and
trustees of the
company; and (3)
provide reasonable
assurance regarding
prevention or timely
detection of
unauthorized
acquisition, use or
disposition of a
company's assets
that could have a
material effect on
the financial
statements.

Because of inherent
limitations, internal
control over
financial reporting
may not prevent or
detect
misstatements.
Also, projections of
any evaluation of
effectiveness to
future periods are
subject to the risk
that controls may
become inadequate
because of changes
in conditions or that
the degree of
compliance with the
policies or
procedures may
deteriorate.

A deficiency in
internal control over
financial reporting
exists when the
design or operation
of a control does not
allow management
or employees, in the
normal course of
performing their
assigned functions,
to prevent or detect
misstatements on a
timely basis.  A
material weakness is
a deficiency, or
combination of
deficiencies, in
internal control over
financial reporting,
such that there is a
reasonable
possibility that a
material
misstatement of the
Funds' annual or
interim financial
statements will not
be prevented or
detected on a timely
basis.

Our consideration of
the Funds' internal
control over
financial reporting
was for the limited
purpose described
in the first
paragraph and
would not
necessarily disclose
all deficiencies in
internal control that
might be material
weaknesses under
standards
established by the
PCAOB.  However,
we noted no
deficiencies in the
Funds' internal
control over
financial reporting
and its operation,
including controls
over safeguarding
securities that we
consider to be a
material weakness,
as defined above, as
of November 30,
2017.

This report is
intended solely for
the information and
use of management,
the shareholders of
Dynamic U.S.
Opportunity Fund
and Dynamic
International
Opportunity Fund,
the Board of
Trustees of
Northern Lights
Fund Trust II and the
Securities and
Exchange
Commission and is
not intended to be
and should not be
used by anyone
other than these
specified parties.




BBD, LLP


Philadelphia,
Pennsylvania
January 24, 2018